UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 8, 2007

SMITH-MIDLAND CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-13752	54-1727060
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

5119 Catlett Road, P.O. Box 300, Midland, Virginia	22728
(Address of Principal Executive Offices)	(Zip Code)

(540) 439-3266
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 8, 2007, Alan Shutt (Age: 53) was appointed as Chief Financial Officer of Smith-Midland Corporation (the “Company”).

Prior to joining the Company, Mr. Shutt was Chief Financial Officer of Swissport North America, an airport services company, from March 2007 to October 2007. From December 2003 to March 2007, Mr. Shutt served as the Director of Finance for Pulte Homes, Inc., a residential home builder. From June 1997 to December 2003, Mr. Shutt was the Chief Financial Officer of Royal Vendors, Inc., a manufacturer of cold drink vending machines.

The Company has agreed to pay Mr. Shutt an annual salary of $115,000 plus a discretionary bonus based upon the performance of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH-MIDLAND CORPORATION

By:	/s/ Rodney I. Smith
Rodney I. Smith
Chief Executive Officer and President

Date: October 12, 2007